UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 30, 2020

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on October 21, 2016, Genworth Financial, Inc. (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Asia Pacific Global Capital Co., Ltd. (“Parent”), a limited liability company incorporated in the People’s Republic of China and a subsidiary of China Oceanwide Holdings Group Co., Ltd., a limited liability company incorporated in the People’s Republic of China (together with its affiliates, “China Oceanwide”), and Asia Pacific Global Capital USA Corporation (“Merger Sub”), a Delaware corporation and a direct wholly-owned subsidiary of Asia Pacific Insurance USA Holdings LLC (“Asia Pacific Insurance”), which is a Delaware limited liability company owned by China Oceanwide, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub would merge with and into the Company with the Company surviving the merger as a direct, wholly-owned subsidiary of Asia Pacific Insurance (the “Merger”). In addition to the Merger Agreement, the Company, Parent and Merger Sub have entered into that certain (i) Waiver and Agreement, dated as of August 21, 2017; (ii) Second Waiver and Agreement, dated as of November 29, 2017; (iii) Third Waiver and Agreement, dated as of February 23, 2018; (iv) Fourth Waiver and Agreement, dated as of March 27, 2018; (v) Fifth Waiver and Agreement, dated as of June 28, 2018; (vi) Sixth Waiver and Agreement, dated as of August 14, 2018; (vii) Seventh Waiver and Agreement, dated as of November 30, 2018; (viii) Eighth Waiver and Agreement, dated as of January 30, 2019; (ix) Ninth Waiver and Agreement, dated as of March 14, 2019; (x) Tenth Waiver and Agreement, dated as of April 29, 2019; (xi) Eleventh Waiver and Agreement, dated as of June 30, 2019; (xii) Twelfth Waiver and Agreement, dated as of August 12, 2019; (xiii) Thirteenth Waiver and Agreement, dated as of December 22, 2019; (xiv) Fourteenth Waiver and Agreement, dated March 31, 2020; (xv) Fifteenth Waiver and Agreement, dated as of June 30, 2020, filed with the Securities and Exchange Commission on June 30, 2020 (the “Fifteenth Waiver”); and (xvi) Sixteenth Waiver and Agreement, dated September 30, 2020, filed with the Securities and Exchange Commission on October 1, 2020 (the “Sixteenth Waiver”). Capitalized terms used but not defined in the Current Report on Form 8-K have the meanings ascribed to such terms in the Merger Agreement.

On November 30, 2020, the Company, Parent and Merger Sub entered into a Seventeenth Waiver and Agreement (the “Waiver Agreement”) pursuant to which the Company and Parent each agreed to extend the End Date by waiving its right to terminate the Merger Agreement and abandon the Merger prior to the date that is the earliest to occur of: (i) December 31, 2020; (ii) after the Company has provided Parent a written notice of its proposal to enter into final transaction documents relating to an Acquisition Transaction (as defined in the Fifteenth Waiver) (the “Final Documents”), the date that is the earlier to occur of (1) the date Parent notifies the Company that it will not approve the Final Documents or (2) the fifth Business Day after the date on which Parent received such notice, unless Parent has previously notified the Company that it approves the Final Documents; (iii) the date on which Parent notifies the Company expressly in writing that it does not approve in its sole discretion any act or failure to act by the Company with respect to any of the Specified Matters (as defined in the Fifteenth Waiver); (iv) in the event that after the date hereof any Governmental Entity imposes or requires any term, condition, obligation, restriction, requirement, limitation, qualification, remedy or other action that applies to any member of the Parent Group or the Company Group (each, a “Condition”) in connection with any Parent Approval or Company Approval (each as defined in the Merger Agreement) with respect to the Merger, that (A) is materially and adversely different, individually or in the aggregate, from the Conditions set forth in the orders, consents, approvals, permits or authorizations issued by governmental entities with respect to the Merger that are in effect on the date of the Waiver Agreement, (B) is materially and adversely different, individually or in the aggregate, from the Conditions set forth in such governmental entity’s order, consent, approval, permit or authorization with respect to the Merger as in effect on the date of the Waiver Agreement, or (C) would require the Merger to be consummated on terms that are materially and adversely different from those set forth in the filings and applications (as amended) that were reflected prior to the date of the Waiver Agreement in formal submissions to any governmental entity and that formed the basis upon which such governmental entity heretofore issued its order, consent, approval or authorization with respect to the Merger, including with respect to the funding of the merger consideration to be paid at the closing of the Merger (the “Closing”), the date on which Parent, in its sole discretion, notifies the Company expressly in writing that it will not agree to any such Conditions; or (v) the date that each of Parent or the Company, in its sole and absolute discretion, notifies the other party expressly in writing of its decision not to close the Merger. Each of Parent and the Company has the right to terminate the Merger Agreement after the End Date.

Pursuant to the Waiver Agreement, in the event Parent reasonably requests the Company’s assistance in connection with the negotiation and finalization of the loan documents relating to the Other Funds (as defined in the Sixteenth Waiver) financing, the Company shall use its commercially reasonable efforts to provide customary assistance to Parent in connection therewith.

Under the Waiver Agreement, following the satisfaction or waiver of the conditions to Closing (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), Parent and the Company shall mutually agree on a Closing Date for the Merger. Either Parent or the Company may, in its sole discretion, propose any date after the satisfaction or waiver of all such conditions as the Closing Date and/or withhold its consent for the date selected by the other party as the Closing Date. In addition, notwithstanding the satisfaction or waiver of the conditions to Closing, each of Parent and the Company may, in its sole and absolute discretion, unilaterally determine not to close the Merger.

Pursuant to the Waiver Agreement, the Company, Parent and Merger Sub agreed that, except as expressly modified by the Waiver Agreement, the provisions of Section 1(b), and Section 3(c) through Section 3(h) of the Fifteenth Waiver shall remain in full force and effect. In addition, in the event the Closing occurs on or before December 31, 2020, Parent agrees to make or cause certain of its Affiliates to make capital contributions of $1.5 billion to the Company in three equal transactions of $500,000,000 by April 30, 2021, July 31, 2021 and October 31, 2021, subject to any applicable regulatory notice, filing, consent, approval or authorization.

In addition, pursuant to the Waiver Agreement, each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, acknowledges that as of November 30, 2020, there has been no breach of the Merger Agreement on the part of the other party and irrevocably waives any claim against such other party based upon or arising out of any actual or alleged breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement based upon the facts or circumstances existing or occurring on or prior to November 30, 2020.

The foregoing description of the Waiver Agreement is qualified in its entirety by reference to the Waiver Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Seventeenth Waiver and Agreement, dated as of November 30, 2020, among the Company, Parent and Merger Sub

99.1	Press Release issued by the Company, dated November 30, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the closing of the transaction with Oceanwide, Oceanwide’s funding plans and transactions Genworth is pursuing to address its near-term liabilities and financial obligations, which may include additional debt financing and/or transactions to sell a percentage of its ownership interests in its mortgage insurance businesses. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that Oceanwide will be unable to complete funding and that the transaction with Oceanwide may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock, and the risk that Genworth will be unable to address its near-term liabilities and financial obligations, including the risks that it will be unable to raise additional debt financing and/or sell a percentage of its ownership interest in its U.S. mortgage insurance business to repay the promissory note to AXA S.A. or refinance its debt maturing in 2021 or beyond; (ii) the parties’ inability to obtain regulatory approvals, clearances or extensions, or the possibility that such regulatory approvals or clearances may further delay the transaction with Oceanwide or will not be received prior to December 31, 2020 (and either or both of the parties may not be willing to further waive their end date termination rights beyond December 31, 2020) or that materially burdensome or adverse regulatory conditions may be imposed or undesirable measures may be required in connection with any such regulatory approvals, clearances or extensions (including those conditions or measures that either or both of the parties may be unwilling to accept or undertake, as applicable) or that with continuing delays, circumstances may arise that make one or both parties unwilling to proceed with the transaction with Oceanwide or unable to comply with the conditions to existing regulatory approvals or one or both of the parties may be unwilling to accept any new condition under a regulatory approval; (iii) the risk that the parties will not be able to obtain other regulatory approvals, approvals, clearances or extensions, including in connection with a potential alternative funding structure or the current geo-political environment, or that one or more regulators may rescind or fail to extend existing approvals, or that the revocation by one regulator of approvals will lead to the revocation of approvals by other regulators; (iv) the parties’ inability to obtain any necessary regulatory approvals, clearances or extensions for the post-closing capital plan, and/or the risk that a condition to the closing of the transaction with Oceanwide may not be satisfied or that a condition to closing that is currently satisfied may not remain satisfied due to the delay in closing the transaction with Oceanwide or that the parties are unable to agree upon a closing date following receipt of all regulatory approvals and clearances; (v) potential legal proceedings that may be instituted against Genworth related to the transactions with Oceanwide; (vi) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (vii) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (viii) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (ix) continued availability of capital and financing to Genworth before the consummation of the transaction; (x) further rating agency actions and downgrades in Genworth’s financial strength ratings; (xi) changes in applicable laws or regulations; (xii) Genworth’s ability to recognize the anticipated benefits of the transaction; (xiii) the amount of the costs, fees, expenses and other charges related to the transaction; (xiv) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xv) the impact of changes in interest rates and political instability; and (xvi) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 27, 2020. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, we caution you against relying on any forward-looking statements. Further, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2020	GENWORTH FINANCIAL, INC.

	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and General Counsel